UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☐
Filed by a Party other than the Registrant	☑

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

HEALTHWAREHOUSE.COM, INC.

(Name of Registrant as Specified in its Charter)

RX Investor Value Corporation, Jeffrey T. Holtmeier, Mark Scott, Michael Peppel, Brian A. Ross, and Dr. Stephen J. Weiss

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Rx Investor Value Corporation

5027 Madison Road

Cincinnati, Ohio 45227

August 26, 2016

Amendment to Proxy Statement

This amendment to the proxy statement and enclosed BLUE proxy card are being provided by Rx Investor Value Corporation (“RIVC”) in connection with its solicitation of proxies from you, the holders of shares of common stock of HealthWarehouse.com, Inc., a Delaware corporation (OTCQB: HEWA), to elect our four director candidates to HEWA’s board of directors at HEWA’s annual meeting of shareholders to be held at 5:00 p.m. (EDT) on September 2, 2016 at the offices of HealthWarehouse.com, Inc., 7107 Industrial Road, Florence, Kentucky 41042, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof.

RIVC’s director candidates are Jeffrey T. Holtmeier, Mark Scott, Brian A. Ross and Dr. Stephen J. Weiss. The backgrounds and qualifications of our director candidates are described in our proxy statement previously provided to stockholders in the section titled “Our Director Candidates.”

RIVC is providing this amendment to make stockholders aware of a letter it has issued to HEWA regarding its statements to the public and stockholders regarding its licensure “in all 50 states.” Below is the text of RIVC’s letter to HEWA’s Board of Directors dated August 26, 2016:

“The Company touts that it is a VIPPS & Vet-VIPPS accredited online pharmacy “licensed in [all] 50 states” on its website (www.healthwarehouse.com), in oral statements of its employees, including the Chief Executive Officer, in its press releases and in filings with the Securities and Exchange Commission, including Current Reports on Form 8-K (see, e.g., page 1 of Exhibit 99.1 of the Form 8-K filed August 11, 2016), Quarterly Reports on Form 10-Q (see, e.g., page 6 of Form 10-Q filed on August 8, 2016), and Annual Reports on Form 10-K (see, e.g., page 5 of Form 10-K filed on March 25, 2016). Clearly, the Company recognizes the competitive importance of its state licensures. The Company’s Form 10-K states: “[a]s the only VIPPS accredited pharmacy licensed in all 50 states and the District of Columbia that sells to consumers online, we believe this provides the Company with a unique avenue to reach customers with limited competition.”  The Company’s Form 10-K also makes clear in its “Risk Factors” the risks of failing to maintain required licenses and registrations: “entities engaging in the practice of pharmacy are subject to numerous federal and state regulatory requirements, including those relating to pharmacy licensing and registration…. Violations of any regulations could result in various civil and criminal penalties, including suspension or revocation of our licenses or registrations.”

However, the Company is not licensed in the state of Nebraska. In fact, the status of the Company’s license in the state of Nebraska is “null and void” as indicated on the “Certification of Nebraska Licensure” on the website of the state of Nebraska:

Consequently, the Company’s statements in the reports identified above that it is “licensed in [all] 50 states” are materially false and misleading and/or omit to state a material fact required to be stated or necessary to make the statements not misleading (i.e., that Company’s license in the state of Nebraska is “null and void”).

RIVC is urging the Company to set the record straight for all of HEWA’s stockholders and constituents and requests that the Company take prompt action to correct its misstatements about its licensures.

* * * * * * * * * * * *

RIVC also is providing this amendment to provide an update regarding changes it reported separately in an amendment to Schedule 13D.

The Proxy Statement of RIVC dated August 19, 2016 and filed with the Securities and Exchange Commission disclosed that RIVC is a member of a group that on August 2, 2016 reported beneficial ownership on a Schedule 13D filed with the SEC of 19,062,600 shares of HealthWarehouse.com, Inc. (OTCQB: HEWA).

As reported in an amendment to the Schedule 13D filed with the SEC on August 22, 2016 after the RIVC definitive proxy statement was filed, the Executrix representing the Estate of Wayne Corona informed RIVC that it was withdrawing from the Schedule 13D group and no longer wished to be a reporting person in the group's SEC filings. After giving effect to the withdrawal by this stockholder, the group reported ownership of 16,318,211 shares. This number includes 3,133,333 warrants which have not been exercised. After the netting of the warrants which have not been exercised, the group beneficially owns 13,184,878 shares which represents approximately 25% of the voting power of HEWA.

We ask for your support by completing, signing, dating and returning in the enclosed postage-paid envelope the enclosed BLUE proxy card. If you hold HEWA shares through a bank, broker or other nominee, you must provide voting instructions to that entity. If you have not received a BLUE voting instruction card from your bank, broker or other nominee, you should immediately contact the person responsible for your account to obtain a voting instruction card. If you wish to vote by internet, please access www.okapivote.com/hewa. Additional telephone and internet voting instructions are included with the proxy card.

We urge you NOT to return any proxy card provided by the company and return only the BLUE card. To support RIVC, you should return our BLUE proxy card and discard any proxy card you receive from the company. You do not need to (and should not) vote “withhold” on the company’s white proxy card to vote for our director candidates. You should not vote for any of the director candidates nominated by the company, or on any other matter on the company’s white proxy card.

If you have already provided the company with an executed white proxy card, you may revoke it by executing a later-dated BLUE proxy card and sending it to us in the enclosed postage-paid envelope (or, if you hold your shares through a bank, broker or other nominee, by sending a later dated BLUE voting instruction card to that entity). A shareholder may also revoke a BLUE proxy card provided to us by submitting a later dated proxy card to the company.

If you have any questions or require any assistance with providing your proxy or any other matters, please contact Okapi Partners LLC, our proxy advisor, at (877) 259-6290.

WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE THE ENCLOSED BLUE PROXY CARD TO ELECT OUR DIRECTOR CANDIDATES. YOU WILL NOT BE ABLE TO VOTE FOR OUR DIRECTOR CANDIDATES BY RETURNING A PROXY CARD THAT IS PROVIDED BY HEWA. INTERNET AND TELEPHONE VOTING INSTRUCTIONS ARE INCLUDED WITH THE BLUE PROXY CARD.

IF YOU HOLD HEWA SHARES THROUGH A BANK, BROKER OR OTHER NOMINEE, YOU MUST PROVIDE VOTING INSTRUCTIONS TO THAT ENTITY. IF YOU HAVE NOT RECEIVED A BLUE VOTING INSTRUCTION CARD FROM YOUR BANK, BROKER OR OTHER NOMINEE, YOU SHOULD IMMEDIATELY CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TO OBTAIN A BLUE VOTING INSTRUCTION CARD.

WE URGE YOU NOT TO RETURN ANY PROXY CARD PROVIDED BY THE COMPANY AND RETURN ONLY THE BLUE PROXY CARD. TO SUPPORT RIVC, YOU SHOULD RETURN OUR BLUE PROXY CARD AND DISCARD ANY WHITE PROXY CARD YOU RECEIVE FROM THE COMPANY. YOU DO NOT NEED TO (AND SHOULD NOT) VOTE “WITHHOLD” ON THE COMPANY’S PROXY CARD TO VOTE FOR OUR DIRECTOR CANDIDATES. YOU SHOULD NOT VOTE FOR ANY OF THE DIRECTOR CANDIDATES NOMINATED BY THE COMPANY, OR ON ANY OTHER MATTER, ON THE COMPANY’S WHITE PROXY CARD.

IF YOU HAVE ALREADY PROVIDED THE COMPANY WITH AN EXECUTED WHITE PROXY CARD, YOU MAY REVOKE IT BY EXECUTING A LATER-DATED BLUE PROXY CARD AND SENDING IT TO US IN THE ENCLOSED POSTAGE-PAID ENVELOPE (OR, IF YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER NOMINEE, BY SENDING A LATER DATED BLUE VOTING INSTRUCTION CARD TO THAT ENTITY). YOU MAY ALSO REVOKE A BLUE PROXY CARD BY SUBMITTING A LATER DATED PROXY CARD TO THE COMPANY.

IF YOU WISH TO VOTE BY INTERNET, PLEASE ACCESS www.okapivote.com/hewa. SEE THE BACK COVER PAGE OF THIS PROXY STATEMENT FOR FURTHER INFORMATION ON HOW TO VOTE YOUR HEWA SHARES.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting

This Proxy Statement and our BLUE proxy card are available at
http://www.okapivote.com/healthwarehouse

Important: How to Provide a Proxy to Us

Your vote is important. We are soliciting your proxy to vote upon such pother business that may properly come before the annual meeting. We urge you to complete, sign, date and return in the enclosed postage-paid envelope the enclosed BLUE proxy card to elect our director candidates and vote on the other maters subject to the vote of stockholders at the annual meeting, including the ratification of auditors and the say-on-pay proposal. You may also vote by telephone or internet. If you wish to vote by internet, please access www.okapivote.com/hewa. Additional telephone and internet voting instructions are included with the BLUE proxy card. We are not aware of any other matters that are to come before the annual meeting. You will not be able to vote for our director candidates by returning a proxy card that is provided by HEWA. No matter how many HEWA shares you own, please provide a proxy to vote in favor of our director candidates by taking five steps:

•	Check the boxes indicating a vote FOR our four director candidates on the enclosed BLUE proxy card;

•	Check the box indicating your vote AGAINST HEWA’s say-on-pay proposal on the enclosed BLUE proxy card;

•	Check the box indicating your vote AGAINST HEWA’s auditor ratification proposal on the enclosed BLUE proxy card;

•	SIGN and DATE the enclosed BLUE proxy card; and

•	MAIL the enclosed BLUE proxy card to us in the enclosed postage-paid envelope.

We are also soliciting your proxy to vote upon such pother business that may properly come before the annual meeting.

If any of your HEWA shares are held in the name of a bank, broker or other nominee, only that entity can vote your HEWA shares and only upon receipt of your specific instructions. Accordingly, if you received a BLUE voting instruction card from your bank, broker or other nominee, you should immediately complete, sign, date and return the BLUE voting instruction card to that entity. If you have not received a BLUE voting instruction card from your bank, broker or other nominee, you should immediately contact the person responsible for your account to obtain a BLUE voting instruction card. We urge you to confirm to us in writing any voting instructions provided to a bank, broker or other nominee, by calling or sending a faxed copy of the executed voting instruction card to Okapi Partners, our proxy advisor, at the toll-free telephone number or fax number provided below, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

We urge you not to sign any proxy card or revocation card that may be sent to you by HEWA. To support RIVC, you should return our BLUE proxy card and discard any proxy card you receive from HEWA. You do not need to (and should not) vote “withhold” on HEWA’s proxy card to vote for our director candidates. You should not vote for any of the director candidates nominated by HEWA, or on any other matter, by returning HEWA’s proxy card.

If you have already provided HEWA with an executed proxy, you may revoke it by executing a later dated BLUE proxy card and sending it to us in the enclosed postage-paid envelope (or, if you hold your shares through a bank, broker or other nominee, by sending a later dated BLUE voting instruction card to that entity). You may also revoke a BLUE proxy card provided to us by submitting a later dated proxy card to HEWA.

If you have any questions, require any assistance in voting your HEWA shares, need any additional copies of our proxy materials, or have any other questions, please call Okapi Partners LLC, our proxy advisor, at the toll-free telephone number included below.

1212 Avenue of the Americas, 24 th Floor

New York, NY 10036

(212) 297-0720

Call Toll-Free: (877) 259-6290

Email: info@okapipartners.com

FORM OF BLUE PROXYCARD FOR COMMON STOCK

HEALTHWAREHOUSE.COM, INC.

2016 ANNUAL MEETING OF STOCKHOLDERS SCHEDULED FOR SEPTEMBER 2, 2016

THIS PROXY IS SOLICITED ON BEHALF OF rx iNVESTOR vALUE cORPORATION, Jeffrey T. Holtmeier, Mark Scott, michael peppel, Brian A. Ross, and Dr. Stephen J. Weiss

THE BOARD OF DIRECTORS OF HEALTHWAREHOUSE.COM, INC.

IS NOT SOLICITING THIS PROXY

The undersigned appoints each of Jeffrey T. Holtmeier, Mark Scott, Brian A. Ross, and Dr. Stephen J. Weiss (acting alone or together), as attorney, agent and proxy with full power of substitution and resubstitution to represent the undersigned at the 2016 Annual Meeting of Stockholders of HealthWarehouse.com, Inc. (the “Company”), on September 2, 2016 at 5:00 P.M (local time, including any adjournments or postponements or continuations thereof and any meeting called in lieu thereof, the “Annual Meeting”), and to vote all shares of common stock of the Company which the undersigned would be entitled to vote if personally present .

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to RX Investor Value Corporation, Jeffrey T. Holtmeier, Mark Scott, Brian A. Ross, and Dr. Stephen J. Weiss (collectively, “RIVC”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “AGAINST” PROPOSALS 2 AND 3.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY UNLESS YOU HAVE VOTED BY TELEPHONE OR BY INTERNET!
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

PLEASE VOTE TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

YOUR VOTE, WHETHER BY INTERNET, TELEPHONE OR MAIL, MUST BE RECEIVED NO LATER THAN 11:59 PM, EASTERN DAYLIGHT TIME, ON SEPTEMBER 1, 2016, TO BE INCLUDED IN THE VOTING RESULTS.

RIVC STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1. RIVC RECOMMENDS A VOTE AGAINST PROPOSALS 2 and 3.

1. RIVC’s proposal to elect Jeffrey T. Holtmeier, Mark Scott, Brian A. Ross, and Dr. Stephen J. Weiss to serve as directors of the Company until the 2017 annual meeting of stockholders.

Note: If you do not wish for your shares of common stock to be voted “FOR” a particular nominee, mark the “FOR ALL EXCEPT” box and write the name of the Nominee you do not support on the line below. Your shares will be voted for the remaining nominee.

	FOR ALL NOMINEES	WITHHOLD ALL	FOR ALL EXCEPT
Jeffrey T. Holtmeier	☐	☐	☐
Mark Scott
Brian A. Ross
Dr. Stephen J. Weiss

RIVC does not expect that our Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s Bylaws and applicable law. In addition, RIVC has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s).

RIVC intends to use this proxy to vote “FOR” Jeffrey T. Holtmeier, Mark Scott, Brian A. Ross, and Dr. Stephen J. Weiss. The names, background and qualification of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement.

2. Company’s proposal to ratify the appointment of Marcum LLP as independent registered public accounting firm for the year ending December 31, 2016.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Company’s proposal to cast a non-binding advisory vote to approve executive compensation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

DATED:

(Signature)

(Signature, if held jointly)

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of HealthWarehouse.com, Inc. stock for the Annual Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY IN ONE OF THREE WAYS:

VOTE BY TELEPHONE – Please call toll-free in the U.S. or Canada at 877-510-5560, on a touch-tone telephone. If outside the U.S. or Canada, call 877-510-5560. Please follow the simple instructions. You will be required to provide the unique control number printed below.

OR

VOTE BY INTERNET – Please access www.okapivote.com/hewa, and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number printed below.

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

VOTE BY MAIL – If you do not wish to transmit your voting instructions by telephone or over the Internet, please sign, date and return the proxy card in the envelope provided, or mail to: Rx Investor Value Corporation, c/o Okapi Partners LLC, 1212 Avenue of the Americas, 24th Floor, New York, New York 10036.